Addendum to Financial Public Relations Agreement

Addendum to financial public relations agreement between RTS Investor Relations ("RTS") and INFe.com, Inc. ("Client") dated August 10, 2000.

WHEREAS, RTS and Client previously entered into a financial public relations agreement dated June 9, 2000; and,

WHEREAS, for good and valuable consideration RTS and Client have agreed to modify the contract;

NOW, THEREFORE, the Parties hereto agree as follows:

1.) Paragraph 2(B). This paragraph is hereby amended to reflect the fact that the 50,000 shares of free trading S-8 shares of common stock were issued to Richard Sullivan and not John Kulina.

2.) All other terms and provisions of said contract shall remain in full force and effect.

IN WITNESS WHEREOF, The parties have executed this Agreement effective as of the day and year first above written.

INFe.com, Inc.



By: /s/ Thomas M. Richfield
   -------------------------
Name: Thomas M. Richfield
Its: President & CEO


RTS Investor Relations:


By: /s/ Richard Sullivan
   -----------------------
Name: Richard Sullivan
Its: President